------------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) February 28, 2001


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2001, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass Through Trust 2001-6, Mortgage Pass-Through Certificates, Series 2001-6).


                                  CWMBS, INC.
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                     333-72655              95-4449516
----------------------------        ------------         ------------------
(State of Other Jurisdiction        (Commission          (I.R.S. Employer
     of Incorporation)              File Number)         Identification No.)




                4500 Park Granada
              Calabasas, California                           91302
              ---------------------                         ---------
              (Address of Principal                         (Zip Code)
               Executive Offices)

       Registrant's telephone number, including area code (818) 225-3240



-------------------------------------------------------------------------------

Item 5.  Other Events.


Description of the Mortgage Pool*


     On February 28, 2001, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of February 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2001-6.







----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated January 10, 2001 and the Prospectus Supplement dated February 26, 2001, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2001-6.

         Mortgage Loan Statistics

         The following tables describe by loan group the characteristics of the mortgage loans in that loan group as of the applicable Cut-off Date.
All percentages set forth below have been calculated based on the principal balance of the mortgage loans in that loan group. The sum of the columns may not equal the respective totals due to rounding.






                                 Loan Group I

                                Mortgage Rates

-----------------------------------------------------------------------------------------
Mortgage Rates (%)      Number of               Aggregate Principal         Percent of
                        Mortgage Loans          Balance Outstanding       Loan Group 1
-----------------------------------------------------------------------------------------
             6.375                   1              $  $ 467,199.51               0.13%
             6.750                   4              $  1,382,900.00               0.40%
             6.875                  10              $  4,909,502.59               1.40%
             7.000                  12              $  5,465,500.00               1.56%
             7.125                  13              $  4,493,800.00               1.28%
             7.250                  46              $ 18,930,278.33               5.41%
             7.375                  68              $ 29,062,076.32               8.30%
             7.500                  94              $ 37,264,339.32              10.65%
             7.625                  91              $ 36,491,400.92              10.43%
             7.750                  94              $ 38,051,403.37              10.87%
             7.875                 148              $ 58,600,986.27              16.74%
             8.000                  86              $ 28,014,865.95               8.00%
             8.125                  57              $ 16,089,519.47               4.60%
             8.250                  67              $ 19,807,878.93               5.66%
             8.375                  27              $  9,724,142.99               2.78%
             8.500                  58              $ 14,742,754.14               4.21%
             8.625                  27              $  8,974,002.41               2.56%
             8.750                  14              $  5,493,028.73               1.57%
             8.875                  21              $  7,112,292.30               2.03%
             9.000                   5              $  1,672,139.68               0.48%
             9.125                   3              $  1,457,900.78               0.42%
             9.250                   5              $  1,418,037.86               0.41%
             9.375                   1              $  $ 370,312.89               0.11%
Grand Total                        952              $349,996,262.76             100.00%
------------------------------------------------------------------------------------------



---------
(1) The lender acquired mortgage insurance mortgage loans in loan group 1 are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans in loan group 1 (as so adjusted) is expected to be approximately 7.8303% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans in loan group 1 is expected to be approximately 7.8408% per annum.





                   Current Mortgage Loan Principal Balances

-------------------------------------------------------------------------------------
Current Mortgage         Number of           Aggregate Principal        Percent of
Loan Amount              Mortgage Loans      Balance Outstanding        Loan Group 1
-------------------------------------------------------------------------------------
0 - 50,000                            4          $    154,570.00               0.04%
50,001 - 100,000                     33          $  2,525,662.21               0.72%
100,001 - 150,000                    40          $  5,223,544.34               1.49%
150,001 - 200,000                    68          $ 11,864,831.82               3.39%
200,001 - 250,000                    33          $  7,334,974.56               2.10%
250,001 - 300,000                   101          $ 28,710,549.43               8.20%
300,001 - 350,000                   204          $ 66,564,851.68              19.02%
350,001 - 400,000                   185          $ 69,585,132.46              19.88%
400,001 - 450,000                    62          $ 26,531,569.76               7.58%
450,001 - 500,000                    64          $ 30,611,329.27               8.75%
500,001 - 550,000                    46          $ 24,126,475.53               6.89%
550,001 - 600,000                    29          $ 16,857,976.39               4.82%
600,001 - 650,000                    44          $ 28,008,758.50               8.00%
650,001 - 700,000                     8          $  5,480,884.66               1.57%
700,001 - 750,000                    10          $  7,403,731.17               2.12%
750,001 - 1,000,000                  18          $ 15,574,120.98               4.45%
1,000,001 - 1,500,000                 3          $  3,437,300.00               0.98%
Grand Totals                        952          $349,996,262.76             100.00%
-------------------------------------------------------------------------------------

---------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans in loan group 1 is expected to be approximately $367,643.13.



                  Documentation Program for Mortgage Loans



------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
Type of Program          Mortgage Loans     Balance Outstanding        Loan Group 1
------------------------------------------------------------------------------------
Alternative                         366         $117,140,586.33              33.47%
Full                                396         $154,416,057.38              44.12%
No Income                             7         $  2,552,306.34               0.73%
Reduced                             140         $ 60,177,177.96              17.19%
Clues Plus                           11         $  4,086,465.57               1.17%
Streamline                           32         $ 11,623,669.18               3.32%
Grand Total                         952         $349,996,262.76             100.00%
-------------------------------------------------------------------------------------




                      Original Loan-to Value Ratios(1)(2)

------------------------------------------------------------------------------------
Original Loan-to         Number of          Aggregate Principal        Percent of
Value Ratios (%)         Mortgage Loans     Balance Outstanding        Loan Group 1
------------------------------------------------------------------------------------
50.00 and below                      30         $ 13,774,050.37               3.94%
50.01 to 55.00                       11         $  4,910,943.64               1.40%
55.01 to 60.00                       31         $ 14,521,371.72               4.15%
60.01 to 65.00                       50         $ 23,042,847.92               6.58%
65.01 to 70.00                       75         $ 33,621,723.39               9.61%
70.01 to 75.00                      148         $ 64,753,326.62              18.50%
75.01 to 80.00                      499         $158,847,774.37              45.39%
80.01 to 85.00                       12         $  4,515,747.11               1.29%
85.01 to 90.00                       55         $ 18,641,184.36               5.33%
90.01 to 95.00                       41         $ 13,367,293.26               3.82%
Grand Total                         952         $349,996,262.76             100.00%
-------------------------------------------------------------------------------------


---------

(1) The weighted average original Loan-to-Value Ratio of the mortgage loans in Loan group 1 is expected to be approximately 74.70%.

(2) Does not take in account any secondary financing on the mortgage loans in loan group 1 that may exist at the time of origination.



                State Distribution of Mortgaged Properties (1)

------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
State                    Mortgage Loans     Balance Outstanding        Loan Group 1
------------------------------------------------------------------------------------
Arizona                              30         $ 10,403,439.13               2.97%
California                          444         $173,748,806.15              49.64%
Colorado                             47         $ 18,466,531.95               5.28%
Florida                              31         $ 11,240,843.65               3.21%
Georgia                              27         $  9,480,050.24               2.71%
Illinois                             18         $  7,369,489.73               2.11%
Michigan                             27         $  8,915,823.89               2.55%
New Jersey                           23         $  8,349,734.52               2.39%
Texas                                72         $ 20,705,480.92               5.92%
Washington                           31         $ 10,088,796.66               2.88%
Other                               202         $ 71,227,265.92              20.35%
Grand Total                         952         $349,996,262.76             100.00%
-------------------------------------------------------------------------------------

---------

(1) The Other row in the preceding table includes 31 other states with under 2% concentrations individually. No more than approximately 0.96% of the mortgage loans in loan group 1 will be secured by mortgaged properties located in any one postal zip code area.





                          Purpose of Mortgage Loans


------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
Property Type            Mortgage Loans     Balance Outstanding        Loan Group 1
------------------------------------------------------------------------------------
Cash-Out Refinance                  181         $ 76,316,031.80              21.80%
Purchase                            548         $180,458,257.29              51.56%
Rate/Term Refinance                 223         $ 93,221,973.67              26.64%
Grand Total                         952         $349,996,262.76             100.00%
------------------------------------------------------------------------------------







                        Types of Mortgaged Properties

------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
Loan Purpose             Mortgage Loans     Balance Outstanding        Loan Group 1
------------------------------------------------------------------------------------
2-4 Units                             6         $  2,643,250.00               0.76%
Hi-rise Condo                         1         $    410,000.00               0.12%
Low-rise Condo                       42         $ 14,354,811.85               4.10%
PUD                                 244         $ 92,321,458.83              26.38%
Single Family                       659         $240,266,742.08              68.65%
Grand Total                         952         $349,996,262.76              100.00%
-------------------------------------------------------------------------------------





                                Occupancy Type(1)

------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
Occupancy Type           Mortgage Loans     Balance Outstanding        Loan Group 1
------------------------------------------------------------------------------------
Investor Property                     3         $  1,095,786.40               0.31%
Primary Residence                   923         $338,198,006.33              96.63%
Second Residence                     26         $ 10,702,470.03               3.06%
Grand Total                         952         $349,996,262.76             100.00%
-------------------------------------------------------------------------------------



---------
(1) Based upon representations of the related Mortgagors at the time of origination.






                     Remaining Term to Maturity(1)


------------------------------------------------------------------------------------
Remaining Term           Number of          Aggregate Principal        Percent of
to Maturity (months)     Mortgage Loans     Balance Outstanding        Loan Group 1
------------------------------------------------------------------------------------
239                                   3         $    836,900.98               0.24%
240                                   5         $  1,940,750.00               0.55%
300                                   2         $    760,650.00               0.22%
336                                   1         $    305,000.00               0.09%
340                                   1         $    467,199.51               0.13%
341                                   1         $    279,225.16               0.08%
349                                   1         $    317,397.33               0.09%
355                                   4         $  1,070,179.57               0.31
356                                   2         $    729,378.99               0.21%
357                                   8         $  2,221,073.58               0.63%
358                                  24         $  8,786,224.28               2.51%
359                                 109         $ 38,917,786.31              11.12%
360                                 791         $293,364,497.05              83.82%
Grand Total                         952         $349,996,262.76             100.00%
------------------------------------------------------------------------------------


---------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 1 is expected to be approximately 359 months.




                                 Loan Group 2



                                Mortgage Rates(1)


-------------------------------------------------------------------------------
                      Number of          Aggregate Principal      Percent of
Mortgage Rates        Mortgage Loans     Balance Outstanding      Loan Group 2
-------------------------------------------------------------------------------
  6.500                       3              $ 1,073,800.00               1.53%
  6.625                       1                $ 350,000.00               0.50%
  6.750                       5              $ 2,100,639.33               3.00%
  6.875                      14              $ 5,588,400.00               7.99%
  7.000                      16              $ 6,739,336.75               9.63%
  7.125                      19              $ 7,956,806.55              11.37%
  7.250                      18              $ 6,672,633.04               9.54%
  7.375                      16              $ 5,637,129.16               8.06%
  7.500                      23              $ 8,919,662.22              12.75%
  7.625                      14              $ 5,674,143.13               8.11%
  7.750                      12              $ 4,995,603.62               7.14%
  7.875                      11              $ 4,617,133.06               6.60%
  8.000                       6              $ 2,361,028.04               3.37%
  8.125                       2              $ 2,328,529.33               3.33%
  8.250                       9              $ 1,971,855.86               2.82%
  8.375                       2                $ 817,643.93               1.17%
  8.500                       5              $ 1,066,755.41               1.52%
  8.625                       4                $ 569,877.66               0.81%
  8.750                       1                 $ 98,433.23               0.14%
  9.125                       1                $ 114,288.27               0.16%
  9.250                       1                 $ 59,042.14               0.08%
  9.375                       1                $ 120,909.48               0.17%
  9.500                       2                $ 138,024.08               0.20%
-------------------------------------------------------------------------------
Grand Total                 186             $ 69,971,674.29             100.00%
-------------------------------------------------------------------------------



---------
(1) The lender acquired mortgage insurance mortgage loans in loan group 2 are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans in loan group 2 (as so adjusted) is expected to be approximately 7.4424% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans in loan group 2 is expected to be approximately 7.4497% per annum.




                   Current Mortgage Loan Principal Balances

-------------------------------------------------------------------------------
Current Mortgage      Number of          Aggregate Principal      Percent of
Loan Amounts          Mortgage Loans     Balance Outstanding      Loan Group 2
-------------------------------------------------------------------------------
0 - 50,000                    6                $ 226,686.18               0.32%
50,001 - 100,000             15              $ 1,164,821.25               1.66%
100,001 - 150,000             4                $ 456,483.06               0.65%
150,001 - 200,000             2                $ 345,200.00               0.49%
200,001 - 250,000             2                $ 420,800.00               0.60%
250,001 - 300,000            18              $ 5,193,041.06               7.42%
300,001 - 350,000            39             $ 12,772,367.23              18.25%
350,001 - 400,000            42             $ 15,929,574.07              22.77%
400,001 - 450,000            16              $ 6,813,065.05               9.74%
450,001 - 500,000            13              $ 6,306,648.19               9.01%
500,001 - 600,000            14              $ 7,842,528.09              11.21%
600,001 - 650,000             6              $ 3,864,852.78               5.52%
650,001 - 700,000             1                $ 675,000.00               0.96%
700,001 - 750,000             2              $ 1,475,000.00               2.11%
750,001 - 1,000,000           5              $ 4,497,078.00               6.43%
1,500,001 - 2,000,000         1              $ 1,988,529.33               2.84%
-------------------------------------------------------------------------------
Grand Total                 186             $ 69,971,674.29             100.00%
-------------------------------------------------------------------------------




---------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans in loan group 2 is expected to be approximately $376,191.80.




                   Documentation Program for Mortgage Loans


-------------------------------------------------------------------------------
Type of               Number of          Aggregate Principal      Percent of
Program               Mortgage Loans     Balance Outstanding      Loan Group 2
-------------------------------------------------------------------------------
Alternative                  44             $ 15,343,169.56              21.93%
Full                         51             $ 23,045,107.91              32.93%
No Income                    12              $ 1,176,421.50               1.68%
Reduced                      68             $ 27,196,744.29              38.87%
Clues Plus                    5              $ 1,378,200.00               1.97%
Streamline                    6              $ 1,832,031.03               2.62%
-------------------------------------------------------------------------------
Grand Total                 186             $ 69,971,674.29             100.00%
-------------------------------------------------------------------------------


                      Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Original Loan-to-     Number of          Aggregate Principal      Percent of
Value Ratios (%)      Mortgage Loans     Balance Outstanding      Loan Group 2
-------------------------------------------------------------------------------
50.00 and below              18              $ 9,628,453.82              13.76%
50.01 to 55.00                7              $ 2,691,117.85               3.85%
55.01 to 60.00               10              $ 3,831,642.66               5.48%
60.01 to 65.00               10              $ 5,185,496.25               7.41%
65.01 to 70.00               18              $ 6,610,996.04               9.45%
70.01 to 75.00               30             $ 13,675,213.95              19.54%
75.01 to 80.00               70             $ 23,435,844.30              33.49%
80.01 to 85.00                5              $ 1,764,500.00               2.52%
85.01 to 90.00                3                $ 754,650.00               1.08%
90.01 to 95.00               15              $ 2,393,759.42               3.42%
-------------------------------------------------------------------------------
Grand Total                 186             $ 69,971,674.29             100.00%
-------------------------------------------------------------------------------




---------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans in loan group 2 is expected to be approximately 68.42%.

(2) Does not take in account any secondary financing on the mortgage loans in loan group 2 that may exist at the time of origination.



                State Distribution of Mortgaged Properties(1)


-------------------------------------------------------------------------------
                      Number of          Aggregate Principal      Percent of
State                 Mortgage Loans     Balance Outstanding      Loan Group 2
-------------------------------------------------------------------------------
CA                           49             $ 20,429,947.36              29.20%
CO                            5              $ 2,524,852.59               3.61%
FL                            8              $ 3,019,810.07               4.32%
GA                            4              $ 1,458,490.36               2.08%
IL                            4              $ 1,723,875.00               2.46%
MA                            6              $ 2,183,043.81               3.12%
NJ                            5              $ 1,985,500.00               2.84%
NY                            4              $ 1,791,904.03               2.56%
TX                           29              $ 9,726,699.22              13.90%
VA                            5              $ 1,423,393.42               2.03%
WA                            5              $ 1,485,600.00               2.12%
WY                            2              $ 2,388,529.33               3.41%
Other                        60             $ 19,830,029.10              28.34%
-------------------------------------------------------------------------------
Grand Total                 186             $ 69,971,674.29             100.00%
-------------------------------------------------------------------------------




---------
(1) The Other row in the preceding table includes 26 other states and the District of Columbia totaling 27 with under 2% concentrations individually. No more than approximately 2.84% of the mortgage loans in loan group 2 will be secured by mortgaged properties located in any one postal zip code area.



                          Purpose of Mortgage Loans


-------------------------------------------------------------------------------
                      Number of          Aggregate Principal      Percent of
Loan Purpose          Mortgage Loans     Balance Outstanding      Loan Group 2
-------------------------------------------------------------------------------
Cash-Out Refinance           36             $ 13,938,168.35          19.92%
Purchase                     89             $ 32,080,540.76          45.85%
Rate/Term Refinance          61             $ 23,952,965.18          34.23%
-------------------------------------------------------------------------------
Grand Total                 186             $ 69,971,674.29         100.00%
-------------------------------------------------------------------------------



                        Types of Mortgaged Properties


-------------------------------------------------------------------------------
                      Number of          Aggregate Principal      Percent of
Property Type         Mortgage Loans     Balance Outstanding      Loan Group 2
-------------------------------------------------------------------------------
Low-Rise Condo                8              $ 2,170,340.66           3.10%
PUD                          54             $ 22,746,474.11          32.51%
Single Family               124             $ 45,054,859.52          64.39%
-------------------------------------------------------------------------------
Grand Total                 186             $ 69,971,674.29         100.00%
-------------------------------------------------------------------------------



                              Occupancy Types(1)


-------------------------------------------------------------------------------
                      Number of          Aggregate Principal      Percent of
Occupancy             Mortgage Loans     Balance Outstanding      Loan Group 2
-------------------------------------------------------------------------------
Investor Property             4                $ 818,628.77           1.17%
Primary Residence           177             $ 66,560,424.04          95.12%
Second/Vacation Home          5              $ 2,592,621.48           3.71%
-------------------------------------------------------------------------------
Grand Total                 186             $ 69,971,674.29         100.00%
-------------------------------------------------------------------------------


(1) Based upon respresentation of the related mortgagors at the time of origination.



                   Remaining Term to Maturity (months) (1)


-------------------------------------------------------------------------------
Remaining Term to     Number of          Aggregate Principal      Percent of
Maturity (months)     Mortgage Loans     Balance Outstanding      Loan Group 2
-------------------------------------------------------------------------------

   119                        2                $ 853,455.80           1.22%
   120                        1                $ 675,000.00           0.96%
   168                        1                $ 273,711.87           0.39%
   171                        1                 $ 34,178.77           0.05%
   177                        1                $ 103,845.31           0.15%
   178                        8              $ 3,425,618.48           4.90%
   179                       48             $ 18,009,883.06          25.74%
   180                      124             $ 46,595,981.00          66.59%
-------------------------------------------------------------------------------
Grand Total                 186             $ 69,971,674.29         100.00%
-------------------------------------------------------------------------------


(1) As of the cut-off date the weighted average remaining term to maturity of the mortgage loans in loan group 2 is expected to be approximately 178 months.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.


(a)      Not applicable.

(b)      Not applicable.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CWMBS, INC.


                                            By: /s/ Celia Coulter
                                                ------------------
                                                    Celia Coulter
                                                    Vice President



Dated: March 14, 2001

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599






                                                               March 14, 2001


BY MODEM
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


         Re:      CWMBS, Inc.
                  CHL Mortgage Pass Through Trust 2001-6
                  Mortgage Pass-Through Certificates, Series 2001-6


Ladies and Gentlemen:

     On behalf of CWMBS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K in connection with the above-referenced transaction.


                                           Very truly yours,

                                           /s/ Amy Sunshine

                                           Amy Sunshine